UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 21, 2026

(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E Corporation	California	94-3234914
001-02348	Pacific Gas and Electric Company	California	94-0742640

300 Lakeside Drive	300 Lakeside Drive
Oakland, California 94612	Oakland, California 94612
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% redeemable	PCG-PI	NYSE American LLC
6.000% Series A Mandatory Convertible Preferred Stock, no par value per share	PCG-PrX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 21, 2026, PG&E Corporation and Pacific Gas and Electric Company (the “Utility”) held their joint annual meeting of shareholders.

PG&E Corporation:

At the joint annual meeting, the shareholders of PG&E Corporation voted as indicated below on the following matters:

1.       Election of the following individuals to serve as directors until the next annual meeting of shareholders or until their successors are elected and qualified (included as Proposal 1 in the proxy statement):

	For	Against	Abstain	Broker Non-Vote(1)
Rajat Bahri	1,833,250,034	6,042,619	12,211,664	94,215,653
Cheryl F. Campbell	1,808,992,059	29,318,902	13,193,356	94,215,653
Edward G. Cannizzaro	1,833,384,139	5,874,671	12,245,507	94,215,653
Kerry W. Cooper	1,814,986,568	24,293,167	12,224,582	94,215,653
Leo P. Denault	1,833,389,798	5,877,013	12,237,506	94,215,653
Jessica L. Denecour	1,654,081,012	185,233,306	12,189,999	94,215,653
Mark E. Ferguson III	1,760,547,651	78,720,066	12,236,600	94,215,653
W. Craig Fugate	1,785,043,778	48,255,108	18,205,431	94,215,653
Arno L. Harris	1,790,902,477	42,370,658	18,231,182	94,215,653
Carlos M. Hernandez	1,833,294,827	5,991,484	12,218,006	94,215,653
John O. Larsen	1,827,440,525	11,849,285	12,214,507	94,215,653
Patricia K. Poppe	1,834,112,470	5,265,290	12,126,557	94,215,653
William L. Smith	1,830,200,310	9,117,281	12,186,726	94,215,653
Benjamin F. Wilson	1,792,829,663	39,396,108	19,278,546	94,215,653

(1)	A broker non-vote occurs when shares held by a broker for a beneficial owner are not voted because (i) the broker did not receive voting instructions from the beneficial owner, and (ii) the broker lacked discretionary authority to vote the shares. Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

Each director nominee named above was elected a director of PG&E Corporation.

2.       Non-binding advisory vote to approve the company’s executive compensation (included as Proposal 2 in the proxy statement):

For:	1,670,209,325
Against:	168,851,135
Abstain:	12,443,857
Broker Non-Vote(1)	94,215,653

(1)	See footnote 1 above.

This proposal was approved.

3.       Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2026 (included as Proposal 3 in the proxy statement):

For:	1,799,578,512
Against:	133,964,864
Abstain:	12,446,594

This proposal was approved.

Pacific Gas and Electric Company:

At the joint annual meeting, the shareholders of the Utility voted as indicated below on the following matters:

1.       Election of the following individuals to serve as directors until the next annual meeting of shareholders or until their successors are elected and qualified (included as Proposal 1 in the proxy statement):

	For	Against	Abstain	Broker Non-Vote(1)
Rajat Bahri	266,838,449	74,970	62,807	4,341,224
Cheryl F. Campbell	266,853,090	62,834	60,302	4,341,224
Edward G. Cannizzaro	266,858,107	56,934	61,185	4,341,224
Kerry W. Cooper	266,841,516	74,031	60,679	4,341,224
Leo P. Denault	266,854,717	60,507	61,002	4,341,224
Jessica L. Denecour	266,843,456	74,278	58,492	4,341,224
Mark E. Ferguson III	266,852,309	63,994	59,923	4,341,224
W. Craig Fugate	266,831,607	84,066	60,553	4,341,224
Arno L. Harris	266,850,847	65,668	59,711	4,341,224
Carlos M. Hernandez	266,848,787	67,497	59,942	4,341,224
John O. Larsen	266,854,500	61,409	60,317	4,341,224
Patricia K. Poppe	266,854,578	61,957	59,691	4,341,224
Sumeet Singh	266,835,038	79,026	62,162	4,341,224
William L. Smith	266,854,456	62,399	59,371	4,341,224
Benjamin F. Wilson	266,842,921	74,526	58,779	4,341,224

(1)	See footnote 1 above.

Each director nominee named above was elected a director of the Utility.

2.       Non-binding advisory vote to approve the company’s executive compensation (included as Proposal 2 in the proxy statement):

For:	266,658,227
Against:	233,182
Abstain:	84,817
Broker Non-Vote(1)	4,341,224

(1)	See footnote 1 above.

This proposal was approved.

3.       Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2026 (included as Proposal 3 in the proxy statement):

For:	270,910,455
Against:	240,220
Abstain:	166,775

This proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: May 26, 2026	By:	/s/ John R. Simon
Name: John R. Simon
Title: Executive Vice President, General Counsel and Chief Ethics & Compliance Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: May 26, 2026	By:	/s/ Brian M. Wong
Name: Brian M. Wong
Title: Vice President, General Counsel and Corporate Secretary